EXHIBIT 10.1

                Intellectual Property Assignment and Bill of sale

      This Intellectual Property Assignment and Bill of Sale (this "Agreement") is entered into as of August 2, 2004 (the "Effective Date"), by and between Medstretch, Inc. a corporation organized in the State of Nevada ("Seller"), and Dr. Kim Partridge, a resident of Ontario, Canada ("Purchaser").


                                    RECITALS

      WHEREAS, Seller is a party to that certain share exchange agreement, dated August 2, 2004 (the "Exchange Agreement");

      WHEREAS, pursuant to the Exchange Agreement, Seller has agreed to irrevocably transfer and assign to Purchaser all of its right, title and interest, on a worldwide basis, in, to and under the assets, which includes certain items of intellectual property, relating to muscular - skeletal programs.

      NOW, THEREFORE, for the return to the Seller of all the shares of common stock held in the Seller by Purchaser and certain other shares, all of which are to be cancelled and returned to the status of authorized but unissued shares of Common Stock, the receipt and sufficiency of which hereby acknowledged, the parties hereby agree as follows:


                                    AGREEMENT

1.    ASSIGNMENT

1.1 Intellectual Property and Assets. Seller hereby irrevocably sells, transfers, conveys, assigns and delivers all of its right, title and interest of every kind and character throughout the world in, to and under the assets and intellectual property relating to muscular -skeletal programs owned by Seller to the full extent of its ownership or interest therein, including, without limitation, good will, all rights and causes of action for infringement or misappropriation (past, present or future) of any such intellectual property, all rights to apply for or register any of the foregoing, and any and all other rights and interests arising out of, in connection with or in relation to the intellectual property. At Closing, if requested, Seller shall execute and deliver to Purchaser a confirmatory assignment agreement covering, if and to the extent included in the intellectual property: (i) each registered trademark and all applications for registration of trademarks for filing with any appropriate patent and trademark registry, in the form acceptable to the Purchaser; (ii) each registered Copyright and all applications for registration of Copyrights for filing with any appropriate copyright registry, in the form acceptable to the Purchaser; and (iii) each Internet domain name for filing and submission as necessary to transfer such domain names, in the form acceptable to the Purchaser or in such other form as necessary to transfer such domain names (collectively the "Confirmatory Assignments").

1.2 Further Actions. Upon Purchaser's request, Seller will promptly take such other actions as may be reasonably necessary to vest, secure, perfect, protect or enforce the rights and interests of Purchaser in, to and under the intellectual property, and Purchaser shall pay for Seller's actual and reasonable expenses and costs. Such actions shall include, without limitation, the prompt execution and delivery of documents in recordable form (including the prompt execution and delivery of additional Confirmatory Assignments) and the provision of documents and information useful or necessary for Purchaser, designees or agents to file, prosecute or maintain any registration or application for any intellectual property, or pursue or defend any administrative, court, or other legal proceeding involving any of the intellectual property.

1.3 Appointment. In the event that Purchaser is unable, after reasonable notice to Seller (and passage of at least five business days from the date such notice is delivered), for any reason whatsoever, to secure Seller's signature to any document that is reasonably necessary to vest, secure, perfect, protect or enforce the rights and interests of Purchaser in and to the intellectual property, Seller hereby irrevocably designates and appoints Purchaser and its duly authorized officers and agents as Seller's agents and attorneys-in-fact, to act for and on its behalf and instead of Seller, to execute and file any such documents and to do all other lawfully permitted acts to further the purposes of this Section with the same legal force and effect as if executed by Seller.

2. MISCELLANEOUS. Sections 11.4 through 11.13 of the Exchange Agreement are hereby incorporated herein by this reference; provided that references to "Agreement," "hereto," "hereunder," and similar references in such sections shall pertain to this Agreement.



              [REST OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representatives as of the Effective Date.

SELLER                            PURCHASER

By: /s/ Dr. Kimberly Partridge         By: /s/ Ari Markow
    -------------------------              -------------------------

Name (Print): Kimberly Partridge       Name (Print): Ari Markow
              ------------------                    ----------------
Title:        President                Title:       President